SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT dated as of May 30, 2008, is by and among Presto Food & Beverage, Inc. ("Obligor") and Randesa/Yarinco Financial Services (the "Subordinated Lender").

RECITALS

A.

Subordinated Lender has advanced or agreed to advance certain funds to Obligor pursuant to that certain Note, dated as of March 19, 2007, by and among Obligor and the Subordinated Lender (as amended from time to time, the "Loan Agreement").

B.

The Subordinated Lender has agreed to subordinate all of Obligor's indebtedness and obligations (“Senior Debt”) to the Subordinated Lender, existing now or later (collectively, the "Subordinated Debt") to all of Obligor's indebtedness and obligations.

THE PARTIES AGREE AS FOLLOWS:

1.

Subordination.

(a)

Lien Subordination.  Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing, recordation or possession of any document or instrument, or other method of perfecting the same, and notwithstanding any conflicting terms or conditions which may be contained in any document evidencing the Subordinated Debt, it is hereby agreed that:

(i)

Any of Subordinated Lender’s liens, existing now or hereafter, shall be subordinate to all of Obligor's indebtedness and obligations, existing now or later;

(ii)

the Subordinated Lender shall have no right to possession of any assets included of Obligor, whether by judicial action or otherwise, unless and until (i) all of Obligor’s Senior Debt has been paid in full in cash and discharged or (ii) all of Obligor’s Senior Debt has been paid in full in cash or shares and discharged.

(b)

Debt Subordination.  Notwithstanding anything to the contrary in any document evidencing the Subordinated Debt or otherwise, the Subordinated Lender hereby absolutely and irrevocably subordinates the payment and performance of the Subordinated Debt to the payment and performance of Obligor’s Senior Debt in full; provided, that nothing in this Agreement shall prohibit the Subordinated Lender from converting any convertible Subordinated Debt into equity securities of Obligor (assuming that such Subordinated Debt, as of the date hereof, currently provides for such conversion).   The subordination provided herein shall be continuing in nature, and shall not be affected by any Insolvency Proceedings with respect to Obligor or any other party.  "Insolvency Proceeding" means any case or proceeding, voluntary or involuntary, under the Bankruptcy Law, or any similar existing or future law of any jurisdiction, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors.

(c)

Subordination as to Action.  Notwithstanding anything to the contrary in any document evidencing the Subordinated Debt or otherwise, the Subordinated Lender agrees it will not accelerate or assert or seek to enforce the Subordinated Debt against Obligor or otherwise realize on any security given by Obligor to secure the Subordinated Debt unless and until all of the Senior Debt has been paid in full and discharged.

(d)

General.  The Subordinated Lender shall otherwise postpone the payment and performance of the Subordinated Debt to the payment and performance in full of all of the Senior Debt.

2.

Additional Limitations on Actions by the Subordinated Lender.  Unless and until the Senior Debt has been paid in full and discharged, the Subordinated Lender shall not directly or indirectly take any of the following actions:

(a)

Commence any lawsuit or legal proceeding against Obligor to collect the Subordinated Debt, or any part thereof, or attempt to collect, levy upon or foreclose upon any property or assets of Obligor;

(b)

Accelerate the maturity of any of the Subordinated Debt;

(c)

Seek to attach any asset of Obligor, or seek the appointment of a liquidator, trustee, conservator, receiver, keeper or custodian for Obligor or any of their assets;

(d)

Assert that the Senior Debt (including any guarantee thereof and any Lien granted in support thereof) constitute "fraudulent conveyances," "fraudulent transfers" "preferences" or are otherwise avoidable or unenforceable;

(e)

Assert that any lien purported to be granted by Obligor is not perfected, or that the priority thereof is not of first priority;

(f)

Except as set forth in Section 6 of this Agreement, commence or join in the commencement of any Insolvency Proceeding against Obligor; or

(g)

Take any other enforcement action against Obligor with respect to the Subordinated Debt.

3.

Rights of the Subordinated Lender in the Event of Bankruptcy.  In the event Obligor becomes a debtor in any Insolvency Proceeding, the Subordinated Lender shall have the following rights:

(a)

The Subordinated Lender may file one or more proofs of claim in such Insolvency Proceeding with respect to the Subordinated Debt, provided that the Subordinated Lender shall not be entitled to receive payment of their claims prior to payment in full of the Senior Debt, and, in the event of any distribution to the Subordinated Lender with respect to the Subordinated Debt at a time when any Senior Debt remains unpaid, the Subordinated Lender shall pay over such distribution to be applied in reduction of the Senior Debt, and the Subordinated Lender shall become subrogated to claims to the extent of any such payments at such time as the Senior Debt is fully and finally satisfied, but not sooner.

(b)

The Subordinated Lender may appear and be heard on any matter relating to its claim in any Insolvency Proceeding, but shall not seek to assert rights contrary to the provisions of this Agreement.

4.

If the Subordinated Lender fails to file a proof of claim within thirty days prior to the expiration of the time period within which creditors must file their proofs of claim or take any other action advisable to preserve its claim against Obligor (or their representatives) within thirty days prior to the relevant bar date or other time limit, any Senior Debt holder may file such claim or take such action as the Subordinated Lender's attorney-in-fact.  The foregoing power of attorney shall be deemed to be coupled with an interest and shall be irrevocable.

5.

Priority Not Dependent.  The priorities specified herein are applicable irrespective of the time or order of attachment or perfection of the respective liens or the time or order of the filing of any financing statements, fixture filings, deeds of trust, or other similar documents, or the time or order of the giving of value to support the security agreements or deeds of trust.

6.

Amendment of Subordinated Debt. No amendment of the Subordinated Debt documents will modify this Agreement in any way that terminates or impairs the subordination of the Subordinated Debt or the subordination of the security interest or lien that the Subordinated Lender has in any collateral securing the Subordinated Debt or the subordination of the claims, rights and remedies that the Subordinated Lender has.

7.

Assignment of the Subordinated Lender's Rights.  The Subordinated Lender represents and warrants to Obligor that it has not assigned or transferred the Subordinated Debt to any third party.  The Subordinated Lender shall not assign or transfer any interest in the Subordinated Debt unless the assignee or transferee is a Subordinated Lender or has first assumed the obligations of such Subordinated Lender hereunder in a writing in form and substance reasonably acceptable to Obligor.

8.

No Strict Construction.  No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

(a)

Termination.  This Agreement shall terminate upon the full, final and indefeasible payment of all the Senior Debt.  In the event that any payment of all or any portion of the Senior Debt is avoided or required to be returned pursuant to any of Sections 544, 545, 547, 548 or 549 of the Bankruptcy Law or for any other reason, this Agreement shall be revived and reinstated, and all such avoided or returned Senior Debt shall be entitled to the benefits of this Agreement, and the Subordinated Debt shall be subordinated to all such avoided or returned Senior Debt.  "Bankruptcy Law" shall mean Title 11 of the United States Code (11 U.S.C. Section 101 et seq.) or any similar federal or state law for the relief of debtors, as amended from time to time.

9.

Consent to Senior Debt.  Subordinated Lender hereby consents to the Senior Debt, and any transactions contemplated therein.

10.

Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties to be notified at their addresses listed below:

If to the Obligor:

Presto Food & Beverage, Inc.

410 Park Avenue, 2nd Floor

New York, NY 10022

Attention: Fernando O. Leonzo

With a Copy to:

Gersten Savage, LLP

600 Lexington Avenue

New York, New York, 10022

Attention: Peter J. Gennuso, Esq.

If to the Subordinated Lender:

[____________________

_____________________

_____________________

_____________________]

If to Obligor:

[____________________

_____________________

_____________________]

11.

Costs of Enforcement; Specific Enforcement.  If any action or proceeding is instituted by any party to enforce or construe any provision of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from such other party (or parties) all of its costs and reasonable attorneys' fees and disbursements.  It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any other party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order.  Further, each party hereby waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

12.

Entire Agreement.  As among Obligor and Subordinated Lender, this Agreement contains the entire understanding of such parties with respect to its subject matter, and all prior negotiations, discussions, commitments and understandings heretofore had between them with respect thereto are superseded.

13.

No Strict Construction.  No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

14.

Headings.  The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement.

15.

Acknowledgments.  Each of the parties hereby acknowledges that:

(a)

it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

(b)

no joint venture is created hereby or otherwise exists by virtue of the matters contemplated hereby.

16.

Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile or email scan with attachment) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

17.

Governing Law.  In all respects, including matters of construction, validity and performance, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts made and performed in that state (without regard to the choice of law or conflicts of law provisions thereof).

18.

Arbitration.  All disputes arising under this Agreement shall be settled by binding arbitration; provided, however, that this Section shall not preclude any party from seeking equitable relief in a court of competent jurisdiction.  Arbitration shall be held in New York, New York under the auspices of the American Arbitration Association (the "AAA") pursuant to the Commercial Arbitration Rules of the AAA, and shall be by one arbitrator, independent of the parties to this Agreement, selected from a list provided by the AAA in accordance with such Commercial Arbitration Rules.  The arbitrator shall make his or her decision in writing within thirty (30) days after the close of the arbitration hearing. To the maximum extent permitted by law, the decision of the arbitrator shall be final and binding and not be subject to appeal.  If a party against whom the arbitrator renders an award fails to abide by such award, the other party or parties may seek to enforce such award in a court of competent jurisdiction.  The fees and expenses of the arbitration (including reasonable attorneys’ fees, costs and expenses) or any action to enforce an arbitration award shall be awarded to the prevailing party or parties in such arbitration.

19.

Jurisdiction, Venue, Etc.  IN ANY ACTION SEEKING EQUITABLE RELIEF, TO ENFORCE ARBITRATION OR AN ARBITRAL AWARD, OR IN THE EVENT THAT ARBITRATION CANNOT BE ENFORCED, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)

SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THEIR RESPECTIVE APPELLATE COURTS;

(b)

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME OR TO SEEK TRANSFER TO ANOTHER JUDICIAL DISTRICT;

(c)

AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO AN OFFICER, DIRECTOR, MANAGING AGENT OR OTHER AUTHORIZED PERSON OF SUCH PARTY AT SUCH PARTY'S ADDRESS SET FORTH IN THE PURCHASE AGREEMENT; AGREES THAT NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION;

(d)

WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

20.

Severability.  If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement.  The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

21.

Successors and Assigns.  All of the covenants and provisions of this Agreement shall bind and inure to the benefit of the parties’ respective successors and assigns hereunder.

22.

Amendment and Waiver.  No failure or delay on the part of any of the parties hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by all of the parties hereto, and (b) only in the specific instance and for the specific purpose for which it is made or given.  No amendment, supplement or modification of or to any provision of this Agreement, or any waiver of any such provision or consent to any departure by any party from the terms of any such provision may be made orally.

[Signature Page Follows]

23.

IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

“SUBORDINATED LENDER”

RANDESA/YARINCO FINANCIAL SERVICES

By:	/s/
Name:
Title:

“OBLIGOR”

PRESTO FOOD & BEVERAGE, INC.

By:	/s/
Name:
Title:

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